COMPUTATIONAL MATERIALS FOR

BAYVIEW FINANCIAL, Series 2004-C

ABS New Transaction

Computational Materials

$422,656,000 (approximate)

 BayView Financial

Mortgage Pass-Through Certificates,

Series 2004-C

Wells Fargo Bank, N.A.

Master Servicer

Wachovia Bank

Trustee

August 3, 2004

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates.  The issuer of these securities has not prepared or taken part in the preparation of these materials.  None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication.  A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

Deal	Bayview 04-C
				Fwd Curves	Fwd Curves
	1ml	6ml	1yr CMT	Excess spread	SUB AFC
1	1.482	1.938	2.037	39	8.118
2	1.683	2.096	2.150	181	18.238
3	1.874	2.224	2.254	166	16.484
4	1.980	2.359	2.382	177	17.588
5	2.207	2.495	2.487	153	15.293
6	2.300	2.612	2.589	153	15.161
7	2.382	2.742	2.698	189	18.936
8	2.515	2.856	2.797	161	15.401
9	2.670	2.964	2.899	169	16.292
10	2.736	3.067	3.004	159	15.033
11	2.944	3.185	3.115	171	16.152
12	3.065	3.274	3.216	156	14.728
13	3.067	3.368	3.327	143	13.691
14	3.172	3.477	3.408	156	14.676
15	3.283	3.579	3.480	141	13.421
16	3.388	3.687	3.560	154	14.389
17	3.498	3.797	3.625	144	13.397
18	3.608	3.901	3.694	137	13.281
19	3.706	4.010	3.763	175	16.514
20	3.810	4.060	3.821	143	14.001
21	3.915	4.107	3.881	152	14.934
22	4.015	4.153	3.940	131	13.805
23	4.118	4.193	3.994	142	14.829
24	4.221	4.229	4.046	123	13.852
25	4.047	4.261	4.100	145	14.072
26	4.110	4.335	4.138	162	15.157
27	4.179	4.408	4.176	144	14.171
28	4.257	4.488	4.215	159	15.139
29	4.334	4.556	4.247	144	14.341
30	4.404	4.629	4.281	149	14.606
31	4.473	4.705	4.310	289	21.539
32	4.543	4.726	4.337	242	18.368
33	4.614	4.745	4.364	258	19.273
34	4.687	4.763	4.388	233	17.970
35	4.759	4.776	4.408	247	18.792
36	4.822	4.789	4.429	222	17.548
37	4.645	4.796	4.446	241	14.712
38	4.666	4.843	4.508	253	15.445
39	4.715	4.896	4.570	231	14.456
40	4.768	4.948	4.632	244	15.244
41	4.820	4.998	4.694	223	14.282
42	4.872	5.051	4.761	223	14.340
43	4.922	5.097	4.820	260	16.252
44	4.969	5.115	4.878	225	14.521
45	5.016	5.132	4.945	242	15.423
46	5.064	5.146	5.002	218	14.367
47	5.111	5.159	5.065	219	14.685
48	5.160	5.172	5.130	193	13.617
49	5.028	5.181	5.188	207	13.952
50	5.065	5.217	5.192	224	14.822
51	5.105	5.258	5.194	200	13.785
52	5.143	5.293	5.195	217	14.642
53	5.179	5.330	5.193	194	13.665
54	5.217	5.368	5.190	195	13.745
55	5.251	5.402	5.186	257	16.837
56	5.287	5.420	5.180	200	13.983
57	5.323	5.438	5.172	219	14.916
58	5.359	5.453	5.163	195	13.860
59	5.390	5.468	5.154	215	14.813
60	5.425	5.483	5.140	190	13.755
61	5.362	5.496	5.127	197	13.927
62	5.387	5.523	5.156	216	14.853
63	5.417	5.553	5.179	193	13.844
64	5.445	5.580	5.206	212	14.772
65	5.476	5.608	5.232	189	13.771
66	5.504	5.637	5.256	187	13.739
67	5.528	5.662	5.282	250	16.913
68	5.558	5.671	5.304	186	13.921
69	5.584	5.677	5.327	207	14.948
70	5.608	5.683	5.350	183	13.970
71	5.633	5.688	5.375	204	15.007
72	5.658	5.692	5.396	179	14.025
73	5.580	5.695	5.418	187	14.025
74	5.596	5.717	5.435	208	15.025
75	5.618	5.736	5.449	184	14.049
76	5.637	5.756	5.465	204	15.047
77	5.659	5.778	5.479	181	14.098
78	5.679	5.797	5.492	181	14.201
79	5.697	5.816	5.507	248	17.464
80	5.718	5.826	5.519	183	14.421
81	5.737	5.833	5.531	205	15.448
82	5.755	5.841	5.544	180	14.459
83	5.775	5.848	5.555	202	15.498
84	5.790	5.855	5.566	178	14.507
85	5.752	5.862	5.577	182	14.506
86	5.765	5.876	5.564	203	15.527
87	5.781	5.891	5.551	179	14.542
88	5.796	5.905	5.535	201	15.557
89	5.812	5.921	5.522	177	14.594
90	5.827	5.935	5.506	176	14.620
91	5.839	5.949	5.489	221	16.722
92	5.854	5.952	5.473	173	14.639
93	5.867	5.953	5.455	195	15.663
94	5.883	5.955	5.436	170	14.673
95	5.895	5.954	5.418	193	15.715
96	5.907	5.956	5.399	169	14.725
97	5.861	5.955	5.381	174	13.640
98	5.864	5.963	5.474	196	14.647
99	5.874	5.974	5.575	171	13.552
100	5.885	5.985	5.667	193	14.536
101	5.896	5.994	5.762	169	13.529
102	5.907	6.004	5.868	173	13.659
103	5.914	6.013	5.961	243	16.948
104	5.925	6.040	6.052	184	14.044
105	5.933	6.065	6.156	***	0.000